RESTRICTED STOCK AWARD AGREEMENT
ADVANCED EMISSIONS SOLUTIONS, INC. AMENDED AND RESTATED 2010 NON-MANAGEMENT COMPENSATION AND INCENTIVE PLAN, AS AMENDED
NOTICE OF RESTRICTED STOCK AWARD

Grantee’s Name and Address:	_________________________________________________________

_________________________________________________________

_________________________________________________________

     You have been granted the right to receive shares of Common Stock of the Company, subject to the terms and conditions of this Notice of Restricted Stock Award (the “Notice”), under the Advanced Emissions Solutions, Inc. Amended and Restated 2010 Non-Management Compensation and Incentive Plan, as amended from time to time (the “Plan”) and the Restricted Stock Award Agreement (the “Agreement”) attached hereto, and, if applicable, any written employment, retention or severance agreement you have with the Company or a Company affiliate that addresses the award and vesting of Company Common Stock (the “Employment Agreement”) as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice. In the event of any conflict between the vesting provisions applicable to the Shares as set forth in this Notice and the Employment Agreement, the Employment Agreement shall control.

Award Number	_________________________________________________________

Grant Date	_________________________________________________________

Vesting Commencement Date	_________________________________________________________

Total Number of Shares
of Common Stock Awarded	_________________________________________________________

ADES RSPA 2010 Non-Mgmt Plan

Vesting Schedule:
     Subject to Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement, the Plan, and the Employment Agreement, the Shares will “vest” in accordance with the following schedule:
[0% of the Total Number of Shares of Common Stock Awarded shall vest twelve (12) months after the Vesting Commencement Date, and
10% of the Total Number of Shares of Common Stock Awarded shall vest twenty-four (24) months after the Vesting Commencement Date, and
20% of the Total Number of Shares of Common Stock Awarded shall vest thirty-six (36) months after the Vesting Commencement Date, and
30% of the Total Number of Shares of Common Stock Awarded shall vest forty-eight (48) months after the Vesting Commencement Date, and
40% of the Total Number of Shares of Common Stock Awarded shall vest sixty (60) months after the Vesting Commencement Date.]
During any authorized leave of absence, the vesting of the Shares shall be suspended. Vesting of the Shares shall resume upon the Grantee’s termination of the leave of absence and return to Continuous Service. The Vesting Schedule of the Shares shall be extended by the length of the suspension.
In the event of Grantee’s change in status from Employee to Consultant, the vesting of the Shares shall continue only to the extent determined by the Administrator in the Administrator’s sole and absolute discretion as of such change in status.
The Fair Market Value of Shares on any vesting date shall be determined as set forth in the Plan.  For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Shares, that such Shares are no longer subject to forfeiture; provided, however, that such Shares shall remain subject to other restrictions on transfer set forth in the Agreement, the Plan, and the Employment Agreement. Shares that have not vested are deemed “Restricted Shares.” If the Grantee would become vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Grantee becomes vested in the entire Share. Notwithstanding the foregoing, the Shares subject to this Notice will be subject to the provisions of the Agreement and Section 11 of the Plan relating to the release of forfeiture provisions in the event of a Corporate Transaction or Change of Control, and the Employment Agreement.

Withholding of Taxes:

See Section 6 of the Agreement as to how the Grantee may satisfy his or her withholding obligations, including authorizing the Company to transfer to the Company the number of vested Shares held in book entry form or escrow that have an aggregate Fair Market Value equal to the withholding obligations.

[Signature page follows]

ADES RSPA 2010 Non-Mgmt Plan

     IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, the Agreement, and any Employment Agreement, and that signed copies of this Notice and the Agreement (including signed copies of Exhibits A, B and C thereto, as applicable) have been exchanged between the parties.
ADVANCED EMISSIONS SOLUTIONS, INC.
By: ______________________________________________________
Title: ____________________________________________________

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER) AND AS SET FORTH IN THE EMPLOYMENT AGREEMENT AND IN THIS NOTICE. THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE UNLESS OTHERWISE SPECIFIED IN THE EMPLOYMENT AGREEMENT. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE EMPLOYMENT AGREEMENT SPECIFIES TO THE CONTRARY, GRANTEE’S EMPLOYMENT STATUS IS AT WILL.
     The Grantee acknowledges receipt of a copy of the Plan and the Agreement (including Exhibits A, B & C thereto) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement the Plan, and the Employment Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement, the Plan, and the Employment Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Agreement shall be resolved in accordance with Section 20 of the Agreement and that all disputes arising out of or relating to the Employment Agreement shall be resolved as set forth in the Employment Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

GRANTEE

Dated: ______________________	Signed: _________________________________________

Print Name: _____________________________________

3

ADES RSPA 2010 Non-Mgmt Plan

Award Number: __________________
ADVANCED EMISSIONS SOLUTIONS INC. AMENDED AND RESTATED 2010 NON-MANAGEMENT COMPENSATION AND INCENTIVE PLAN, AS AMENDED
RESTRICTED STOCK AWARD AGREEMENT
1.    Award of Shares. ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation (the “Company”), hereby awards to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Award (the “Notice”), the Total Number of Shares of Common Stock Awarded set forth in the Notice (the “Shares”), subject to the Notice, this Restricted Stock Award Agreement (the “Agreement”) and the terms and provisions of the Company’s Amended and Restated 2010 Non-Management Compensation and Incentive Plan, as amended from time to time (the “Plan”), and any written employment, retention or severance agreement the Grantee has with the Company or a Company affiliate addressing the award and vesting of Company Common Stock (the “Employment Agreement”), all of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. All Shares awarded hereunder will be deemed issued to the Grantee as fully paid and non-assessable shares and the Grantee will have the right to vote the Shares at meetings of the Company’s stockholders. The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder.
2.    Consideration. The grant of the Shares is made in consideration of the services to be rendered by the Grantee to the Company or a Related Entity.
3.    Transfer Restrictions. The Shares awarded to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date when the Shares become vested pursuant to the Vesting Schedule set forth in the Notice. Any attempt to transfer Restricted Shares in violation of this Section 3 will be null and void and, if any such attempt is made, the Shares will be forfeited by the Grantee and all of the Grantee’s rights to such shares shall immediately terminate without any payment or consideration by the Company.
4.    Custody/Escrow of Stock. The Restricted Shares may be credited to the Grantee in book entry form and held, along with any Additional Securities (as defined below and which shall also constitute “Restricted Shares” under this Agreement), in custody by the Company or an agent for the Company until the applicable restrictions have expired and the Grantee provides other instructions. If any certificates are issued for Restricted Shares during any period of restriction, such certificates shall bear an appropriate legend as determined by the Company referring to the applicable terms, conditions and restrictions and the Grantee shall deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by the Grantee and the Grantee’s spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or his or her designee, to hold in escrow for so long as such Restricted Shares have not vested pursuant to the Vesting Schedule set forth in the Notice and continue to be subject to forfeiture, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or his or her designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of all Restricted Shares, the escrow holder will, without further order or instruction, transmit to the Grantee the certificate evidencing such Shares, subject, however, to satisfaction of any withholding obligations provided in Section 6 below.

ADES RSPA 2010 Non-Mgmt Plan

5.    Distributions. The Company shall disburse to the Grantee all dividends and other distributions paid or made in cash with respect to the Shares and Additional Securities (whether vested or not), less any applicable withholding obligations.
6.    Section 83(b) Election and Withholding of Taxes.
a.    Section 83(b) Election and Representations and Warranties of the Grantee. The Grantee hereby represents that he or she understands (i) the contents and requirements of the 83(b) Election, (ii) the application of Section 83(b) to the receipt of the Shares by the Grantee pursuant to this Agreement, (iii) the nature of the election to be made by the Grantee under Section 83(b) and the consequences of either making or not making the 83(b) Election, and (iv) the effect and requirements of the 83(b) Election under relevant state and local tax laws. The Grantee hereby agrees to provide the Administrator with a copy of any timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an “83(b) Election”), a form of which is attached hereto as Exhibit B, no later than thirty days after the Grant Date. If the Grantee makes a timely 83(b) Election, the Grantee shall immediately pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations in a form of payment acceptable to the Company.
b.    Withholding of Taxes if no Section 83(b) Election has been made. If the Grantee does not make a timely 83(b) Election, the Grantee shall, as Restricted Shares vest, or at the time withholding is otherwise required by any Applicable Law, pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations in a form of payment acceptable to the Company.
c.    Satisfaction of Tax Withholding Obligations; Notice to the Company. The Company will withhold that portion of Grantee's vested Shares to cover the minimum statutory tax liability unless Grantee notifies the Company that Grantee desires to elect to pay the applicable withholding tax liability by other means at least five (5) business days prior to the applicable vesting date and in a form of payment acceptable to the Company.
d.    Additional Securities. Any securities received as the result of ownership of the Restricted Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company’s capital structure, shall be retained in book entry form or escrow in the same manner and subject to the same conditions and restrictions as the Restricted Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice and the forfeiture provisions set forth in Section 7. The Grantee shall be entitled to direct the Company to exercise any warrant, option or other right received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant, option or right. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.
7.    Forfeiture of Shares. If the Grantee’s Continuous Service terminates prior to the vesting of any Shares for any reason, with or without cause (including death or disability), then all of the unvested Restricted Shares shall automatically be deemed forfeited to the Company upon such termination of Continuous Service, without any action by the Company or Grantee and without any consideration due or payable to Grantee, and Grantee shall cease to have any further right, title or interest in the forfeited Restricted Shares. Upon forfeiture, the Company and/or its assigns shall become the legal and beneficial owner of the Shares forfeited and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares forfeited, without any action by the Grantee.

ADES RSPA 2010 Non-Mgmt Plan

8.    Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
9.    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
10.    Restrictive Legends. Grantee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, if applicable, together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“THE ACT”) AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING POSSIBLE FORFEITURE, AS SET FORTH IN THE RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER AND SUCH TRANSFER RESTRICTIONS, INCLUDING POSSIBLE FORFEITURE, ARE BINDING ON TRANSFEREES OF THESE SHARES.

11.    Lock-Up Agreement.
(a)    Agreement. Grantee, if such person is an officer, director or owner of greater than 5% of the Common Stock of the Company at such time (including, for purposes of determining stock ownership, shares of Common Stock issuable upon exercise of options or warrants, or conversion of securities convertible into shares of Common Stock), and if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 11.
(b)    No Amendment without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 11(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 11 may not be amended or waived except with the consent of the Lead Underwriter.

ADES RSPA 2010 Non-Mgmt Plan

12.    Grantee’s Representations. If the Shares awarded pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended, at the time of award, the Grantee shall, if required by the Company, concurrently with execution and delivery of this Agreement, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.
13.    Transferability. No benefit payable under, or interest in, this Agreement or in the shares of Common Stock that are scheduled to be issued hereunder shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, your or your beneficiary’s debts, contracts, liabilities or torts; provided, however, nothing in this Section 13 shall prevent transfer (i) by will, (ii) by applicable laws of descent and distribution or (iii) to an Alternate Payee to the extent that a QDRO so provides, as further described in Section 20 of the Plan.
14.    No Contract for Employment. This Agreement is not an employment or service contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation of the Grantee to continue in the employ or service of the Company, or of the Company to continue to employ Grantee.
15.    Applicability of Plan. This Agreement is subject to all the provisions of the Plan, which provisions are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.
16.    No Compensation Deferral. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A. To the extent that the Award is nevertheless deemed to be subject to the acceleration of tax imposed under Code Section 409A for any reason, this Award shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator (as defined in the Plan) determines that the Award may be or become subject to the acceleration of tax imposed under Code Section 409A, the Administrator may adopt such amendments to the Plan and/or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) preserve the intended tax treatment of the benefits provided with respect to this option, or (b) comply with the requirements of Code Section 409A to avoid the acceleration of tax thereunder. Any such action may include, but is not limited to, delaying payment, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, to a Grantee who is a "specified employee" within the meaning of Code Section 409A to the first day following the six-month period (or, if earlier, the date of the Grantee’s death) on the date of the Grantee's “separation of service” as defined in Code Section 409A. The Company shall use commercially reasonable efforts to implement the provisions of this Section 16 in good faith; provided that neither the Company, the Administrator nor any Employee, Director or representative of the Company or of any of its Affiliates shall have any liability to Grantee with respect to this Section 16.
17.    Acknowledgement. By electing to accept this Agreement, you acknowledge receipt of this Agreement and hereby confirm your understanding that the terms set forth in this Agreement constitute, subject to the terms of the Plan, which terms shall control in the event of any conflict between the Plan and this Agreement, the entire agreement and understanding of the parties with respect to the matters contained herein and supersede any and all prior agreements, arrangements and understandings, both oral and written, between the parties concerning the subject matter of this Agreement. The Company may, in its sole discretion, decide to deliver any documents related to Awards awarded under the Plan or future Awards that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

ADES RSPA 2010 Non-Mgmt Plan

18.    Entire Agreement: Governing Law. The Notice, the Plan, this Agreement, and any Employment Agreement, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
19.    Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.
20.    Dispute Resolution The provisions of this Section 20 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Agreement. The Company, the Grantee, and the Grantee’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute is not resolved by negotiation within ninety (90) days of the written notification, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought in the United States District Court for the District of Colorado (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Colorado state court located in City and County of Denver, Colorado) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. The parties also expressly waive any right they have or may have to a jury trial of any such suit, action or proceeding. If any one or more provisions of this Section 20 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.
21.    Compliance with Laws. Notwithstanding anything contained in this Agreement or the Plan, the Company may not take any actions hereunder, and no award shall be granted, that would violate the Securities Act of 1933, as amended (the “Act”), the Securities Exchange Act of 1934, as amended, the Code, or any other securities or tax or other applicable law or regulation. Notwithstanding anything to the contrary contained herein, the shares issuable upon vesting shall not be issued unless such shares are then registered under the Act, or, if such shares are not then so registered, the Company has determined that such vesting and issuance would be exempt from the registration requirements of the Act.
22.    Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon transmission via facsimile or email with confirmation of successful transmission by the sending machine or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as set forth in the Notice, or to such other address as such party may designate in writing from time to time to the other party. If an on-line or electronic system is established for participants in the Plan as described in Section 17 of this Agreement, effective notice may also be given and governed by the notice provisions of such on-line or electronic system.
[Signature page follows]

ADES RSPA 2010 Non-Mgmt Plan

Signature of Grantee:

_____________________________________

_____________________________________[Printed Name of Grantee]

Date: ___________________ , ________

ADVANCED EMISSIONS SOLUTIONS, INC.:

By:

_____________________________________[Printed Name and Title of Officer]

Date: _____________________ , _______

9

ADES RSPA 2010 Non-Mgmt Plan

EXHIBIT A
STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]
     FOR VALUE RECEIVED, ____________________________ hereby assigns and transfers unto _______________________, __________________ (____) shares of the Common Stock of Advanced Emissions Solutions, Inc., a Delaware corporation (the “Company”), standing in his or her name on the books of, the Company represented by Certificate No. ______ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.
DATED:    ________________
     ______________________________________________

The undersigned spouse of ____________________ joins in this assignment.
Dated:    ___________________

_________________________________ (Spouse of ________________________)

ADES RSPA 2010 Non-Mgmt Plan

EXHIBIT B
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
          The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 20__ the amount of any compensation taxable in connection with the taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are:

     TAXPAYER’S NAME:

     SPOUSE’S NAME:

     TAXPAYER’S SOCIAL SECURITY NO.:

     SPOUSE’S SOCIAL SECURITY NO.:

     TAXABLE YEAR: Calendar Year 20____

     ADDRESS:

2.	The property which is the subject of this election is __________________ shares of common stock of Advanced Emissions Solutions, Inc.

3.	The property was transferred to the undersigned on ____________, 20__.

4.	The property is subject to the following restrictions.

5.	The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is:
          $_______ per share x ________ shares = $___________.

6.	The undersigned paid $0 per share x _________ shares for the property transferred or a total of $0.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

          The undersigned will file this election with the Internal Revenue Service office to which he or she files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred. The undersigned understands that this election will also be effective as an election under _____________ law.

[Signature page follows]

ADES RSPA 2010 Non-Mgmt Plan

Dated: _______________________________	___________________________________
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: _______________________________	___________________________________
Spouse of Taxpayer

2

ADES RSPA 2010 Non-Mgmt Plan

EXHIBIT C
ADVANCED EMISSIONS SOLUTIONS, INC. AMENDED AND RESTATED 2010 NON-MANAGEMENT COMPENSATION AND INCENTIVE PLAN, AS AMENDED
INVESTMENT REPRESENTATION STATEMENT

GRANTEE	:	_______________________________________________

COMPANY	:	ADVANCED EMISSIONS SOLUTIONS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:	______________________________________________

DATE	:	______________________________________________

     In connection with the award of the above-listed securities (the “Shares”), the undersigned Grantee represents to the Company the following:
          (a)    Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Grantee is accepting these Shares for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
          (b)    Grantee acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee’s investment intent as expressed herein. In this connection, Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Grantee’s representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future. Grantee further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Shares. Grantee understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.
          (c)    Grantee is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non public offering subject to the satisfaction of certain conditions. Subject to the availability of certain public information about the Company, Grantee may resell the Shares pursuant to Rule 144 if Grantee is not an affiliate of the Company and has not been an affiliate for the preceding three months. If Grantee is or has been an affiliate of the Company in the preceding three months, Grantee may resell the Shares pursuant to Rule 144 subject to the satisfaction of certain conditions specified in the rule, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended), (2) the availability of certain public information about the Company, (3) the amount of Shares being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable. The resale must occur not less than six months after the later of the date the Shares were issued by the Company or the date the Shares were sold by an affiliate of the Company (within the meaning of Rule 144). Other restrictions may also apply to sales of the Shares, and

ADES RSPA 2010 Non-Mgmt Plan

Grantee understands that the Shares may not be readily resold, and that delays may occur in selling the Shares even if they are eligible for sale under Rule 144.
          (d)    Grantee further understands that if all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event, and that the Shares may not be salable by Grantee.
          (e)    Grantee represents that he or she is a resident of the State of ____________________.

Signature of Grantee:

________________________________________________

________________________________________________ [Print Name]

Date: __________________________________________

2

ADVANCED EMISSIONS SOLUTIONS, INC.

By: ____________________________________________

Title: _________________________________________

ADES RSPA 2010 Non-Mgmt Plan